ASSET SERVICING CORPORATION
                             SUBSCRIPTION AGREEMENT

                               September __, 1999



ASSET SERVICING CORPORATION
709 B West Rusk, Suite 580
Rockwall, Texas75087


Ladies and Gentlemen:

    1. PURCHASE OF COMMON STOCK. Intending to be legally bound, I hereby agree to purchase ________ shares of voting, no par value common stock (the "Shares") of Asset Servicing Corporation (the "Corporation") for ______________ U.S. Dollars (number of Shares to be purchased multiplied by $1.00). This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). I acknowledge that the Corporation reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Corporation in writing.

    2. PAYMENT. I agree to deliver to the Corporation immediately available funds in the full amount due under this Agreement, by certified or cashier's check payable to the "ASC 1999 Public Offering Escrow Account." The Corporation shall promptly deposit the funds into the Escrow Account.

    3. ISSUANCE OF SHARES. The Shares subscribed for herein will only be issued upon acceptance by the Corporation as evidenced by the Corporation returning to the investor an executed Agreement acknowledging acceptance and upon satisfaction of the terms and conditions of the Escrow Agreement.

    4. REPRESENTATION AND WARRANTIES.
            A. I understand that the offering and sale of the Shares is registered under (i) the Securities Act of 1933, as amended (the "Securities Act"), and (ii) various States' Divisions of Securities in compliance with their administration and enforcement of the respective States' Blue Sky Laws and Regulations. In accordance therewith and in furtherance thereof, I represent and warrant to and agree with the Corporation as follows:

         [1] I am a resident of the State of ________________ as of the date of this Agreement and I have no present intention of becoming a resident of any other state or jurisdiction;

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         [2] I have  received  and have  reviewed the  Corporation's  Prospectus dated _________________, 1999;

         [3] I have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Corporation concerning this investment, including the terms and conditions of this offering, and all such questions have been answered to my full satisfaction;

         [4] No oral or written representations have been made or oral or written information furnished to me or to my advisors in connection with the offering of Shares which was in any way inconsistent with the information stated in the Prospectus;

         [5] I have reached the age of majority, have adequate means of providing for my current needs and personal contingencies, am able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, have no need for liquidity in such an investment and, at the present time, could afford a complete loss of such investment;

         [6] I have such knowledge and experience in financial, tax and business matters in general, so as to enable me to utilize the information made available to me in connection with the offering of Shares in order to evaluate the merits and risks of an investment in the Corporation and am qualified by training and experience in business and financial matters to evaluate the merits and risks of an investment such as the purchase of the Shares; and

         [7] I have been advised by my purchaser representative, if I have one, that no material relationship exists between the Corporation and my purchaser representative, nor has an material relationship existed between such parties for at least the past two years, nor will any compensation be paid to my purchaser representative.

            B. Within five (5) days after receipt of a request from the Corporation, I hereby agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws, regulations or ordinances to which the Corporation is subject.

            C. The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by me to the Corporation in any other written statement or document delivered in connection with the transaction contemplated hereby shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive the date of the Closing.

    5. INDEMNIFICATION. I agree to indemnify and hold harmless the Corporation, the officers, directors, agents, employees and affiliates of any thereof against any and all loss, liability, claim or damage, (including attorney's fees and disbursements) together with all costs and expense whatsoever arising out of or based upon any false representation or warranty or breach or failure by me to comply with any representation, warranty, covenant or agreement made by me herein or in any other document furnished by me of the foregoing in connection with this transaction.

    6. IRREVOCABILITY; BINDING EFFECT. I hereby acknowledge and agree that the purchase hereunder is irrevocable, that I am not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive my death or disability and shall be binding upon and inure to the benefit of the parties and their heirs, executor, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and are binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

    7. MODIFICATION. Neither this Agreement not any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

    8. NOTICES. Any notice, demand or other communication which any party hereto may require, or may elect to give to anyone interested hereunder shall be sufficiently given if [a] deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested addressed to such address as may be listed on the books of the Corporation, [b] delivered personally at such address, or [c] delivered (in person, or by a facsimile transmission, telex or similar telecommunications equipment) against receipt.

    9. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

    10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

    11. SEVERABILITY. Each provision of the Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

    12. ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

    13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas as applied to residents of that state executing contracts wholly to be performed in that state.


INDIVIDUAL(S) SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ______ day of
 ________     ___, 1999.



---------------------------------------------
Signature of Purchaser


- -------------------------------------------
Name(s) of Purchaser  (Please print or type)


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Purchaser(s) Social Security Number



STATE OF ________________)
                         ) SS
COUNTY OF _____________  )


    On the ________day of _____________, 1999, before me personally appeared ___________________________________________, known to me to be the individual(s)
described herein and who acknowledged the foregoing instruments and swore and acknowledged that (he)(she)(they) executed the same as (his)(her)(their) free act and deed.



                             -------------------------------------
                             Notary Public, State of _____________
                             My commission expires:
                                                     -------------

ENTITY SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ______ day of _________________, 1999.


--------------------------------------
Entity


--------------------------------------
Signed By

Its:
    ----------------------------------


--------------------------------------
Date

STATE OF _______________)
                        ) SS
COUNTY OF _____________ )


    On the _____day of _______________, 1999, before me personally appeared ___________________________________________, known to me to be the individual described herein and who acknowledged the foregoing instruments and swore and acknowledged that (he)(she) executed the same as (his)(her) free act and deed.


                             ----------------------------------
                             Notary   Public,   State   of   ______________
                             My commission expires:
                                                   ---------------



PURCHASE ACCEPTED FOR _________ SHARES:

ACTIVE ANKLE SYSTEMS, INC.

By: ________________________________
       Charles Smith, President

Date: _______________________________